UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickinson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 19, 2019, Quad M Solutions, Inc. (the “Company” or “Registrant”), filed with the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2019 (the “6/30/19 Form 10-Q”). The Company disclosed in Note 7 – Convertible Debt of the Notes to Condensed Consolidated Financial Statements to its 6/30/19 Form 10-Q that “on or about November 27, 2018, the Company issued a convertible promissory note to Power Up Lending Group Ltd. (“Power Up”) for the principal sum of $63,000.00, together with interest at 12% per annum (the “$63,000 Note”), with a maturity date of November 27, 2019.” The Company further disclosed that on June 4, 2019, KinerjaPay Corp., an unrelated third-party, acquired the $63,000 Note from PowerUp, with the consent of the Company pursuant to an Assignment Agreement dated June 3, 2019, a copy of which is filed as Exhibit 99.4 hereto. As a result of the Assignment Agreement, Power Up no longer has any direct or indirect interest in the $63,000 Note.

On May 20, 2019, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “3/31/19 Form 10-Q”). The Company disclosed in Note 5 - Convertible Debt of the Notes to Condensed Consolidated Financial Statements to its 3/31/19 Form 10-Q that “on or about February 22, 2019, the Company issued a second convertible promissory note to Power Up for the principal sum of $43,000, together with interest at the rate of 12% per annum (the $43,000 Note”), with a maturity date of February 22, 2020.” On August 14, 2019, the Company prepaid the $43,000 Note. On September 12, 2019, the Company received a confirmation letter from counsel to Power Up stating that “Since the Note has been fully satisfied, we are returning to you the original Note marked “PAID.” A copy the September 12, 2019 letter and the $43,000 Note marked “PAID” are attached as Exhibits 99.5.1 and 99.5.2.

The Company disclosed in its 3/31/19 Form 10-Q under Note 9 - Subsequent Events, that “on or about May 6, 2019, the Company issued a third convertible promissory note to Power Up Lending Group for the principal sum of $43,000.00.” In fact, this note was never funded by Power Up and, as a result, this “third convertible promissory note to Power Up” never was legally issued or a valid obligation of the Company. Furthermore, there is no reference to the May 6, 2019 Power Up Note in the Company’s 6/30/19 Form 10-Q and, as a result, Power Up has no rights, title or interest in this Note that was never funded.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.4	Assignment Agreement between the Company, Power Up Lending Group Ltd. and KinerjaPay Corp.
99.5.1	Letter dated September 12, 2019 from Naidach Wurman LLP to Quad M Solutions, Inc,
99.5.2	Convertible Note dated February 2, 2019 payable to Power up marked “PAID.”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUAD M SOLUTIONS, INC.

Dated: December 19, 2019	By:	/s/ Pat Dileo
	Name:	Pat Dileo
	Title:	Chief Executive Officer (Principal Executive Officer)

3